The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment . As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without not ice. Assumptions may not prove to be as assumed and results may vary significant ly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Interest Only

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01

Number of Mortgage Loans: 1,022

Aggregate Principal Balance ($): 292,474,571

Weighted Average Current Mortgage Rate (%): 6.113

Non-Zero Weighted Average Margin (%): 6.806

Non-Zero Weighted Average Maximum Rate (%): 13.113

Non-Zero Weighted Average Months to Roll: 19

Weighted Average Stated Original Term (months): 360

Weighted Average Stated Remaining Term (months): 355

Weighted Average Combined Original LTV (%): 79.18

% First Liens: 100.00

% Owner Occupied: 100.00

% Purchase: 71.27

% Full Documentation: 73.99

Non-Zero Weighted Average FICO Score: 657

2. Product Types

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
ARM - 2 Year/6 Month LIBOR/2 Year Interest Only	5	1,232,588	0.42	6.442	352	83.68
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only	962	274,758,391	93.94	6.122	355	79.27
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only	55	16,483,591	5.64	5.944	355	77.45
Total:	1,022	292,474,571	100.00	6.113	355	79.18

3. Range of Gross Interest Rates (%)

Range of Gross Interest Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
4.000% - 4.999%	16	6,306,811	2.16	4.990	354	78.42
5.000% - 5.999%	411	132,364,855	45.26	5.691	355	78.68
6.000% - 6.999%	509	137,214,667	46.92	6.409	355	79.66
7.000% - 7.999%	82	16,061,707	5.49	7.408	355	79.65
8.000% - 8.999%	3	271,440	0.09	8.361	355	80.00
9.000% - 9.999%	1	255,091	0.09	9.150	354	74.06
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Minimum: 4.990%

Maximum: 9.150%

Weighted Average: 6.113%

4. Range of Cut-off Date Principal Balances ($)

Range of Cut-off Date Principal Balances ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
$50,001 - $75,000	4	260,103	0.09	8.079	355	80.00
$75,001 - $100,000	29	2,615,844	0.89	6.499	355	77.85
$100,001 - $125,000	68	7,767,108	2.66	6.691	355	79.48
$125,001 - $150,000	80	11,109,315	3.80	6.516	355	79.63
$150,001 - $175,000	84	13,478,020	4.61	6.235	355	79.89
$175,001 - $200,000	101	18,974,509	6.49	6.258	355	79.70
$200,001 - $225,000	70	14,917,322	5.10	6.270	355	79.33
$225,001 - $250,000	74	17,684,926	6.05	6.030	355	78.92
$250,001 - $275,000	57	14,935,876	5.11	6.218	355	79.67
$275,001 - $300,000	51	14,686,039	5.02	6.082	355	79.98
$300,001 - $325,000	58	18,106,386	6.19	6.096	355	78.58
$325,001 - $350,000	49	16,602,611	5.68	6.060	355	79.07
$350,001 - $375,000	39	14,144,130	4.84	5.859	355	79.18
$375,001 - $400,000	46	17,973,671	6.15	5.997	355	80.18
$400,001 - $425,000	32	13,238,459	4.53	5.964	355	78.47
$425,001 - $450,000	27	11,885,655	4.06	5.816	355	78.80
$450,001 - $475,000	33	15,236,188	5.21	6.074	355	79.61
$475,001 - $500,000	27	13,213,802	4.52	5.973	355	78.84
$500,001 - $750,000	89	52,397,610	17.92	6.091	355	78.91
$750,001 - $1,000,000	4	3,246,998	1.11	5.827	354	73.68
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Minimum: $57,503

Maximum: $898,000

Average: $286,179

5. Original Terms (month)

Original Terms (month)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
360	1,022	292,474,571	100.00	6.113	355	79.18
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Minimum: 360

Maximum: 360

Weighted Average: 360

6. Range of Remaining Terms (month)

Range of Remaining Terms (month)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
301 - 360	1,022	292,474,571	100.00	6.113	355	79.18
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Minimum: 351

Maximum: 355

Weighted Average: 355

7. Range of Original LTV Ratios (%)

Range of Original LTV Ratios (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
45.01% - 50.00%	1	89,400	0.03	6.400	355	49.67
50.01% - 55.00%	1	319,000	0.11	5.800	355	50.24
55.01% - 60.00%	5	1,517,382	0.52	5.740	355	56.64
60.01% - 65.00%	14	4,256,184	1.46	5.756	355	62.43
65.01% - 70.00%	14	6,333,702	2.17	6.107	355	69.23
70.01% - 75.00%	16	6,279,275	2.15	5.935	354	74.11
75.01% - 80.00%	969	272,826,528	93.28	6.124	355	79.92
85.01% - 90.00%	1	453,600	0.16	6.450	353	90.00
90.01% - 95.00%	1	399,499	0.14	6.200	355	93.46
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Minimum: 49.67%

Maximum: 93.46%

Weighted Average: 79.18%

8. Range of Gross Margins (%)

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
5.501% - 6.000%	23	8,718,852	2.98	5.050	354	78.85
6.001% - 6.500%	108	39,430,388	13.48	5.383	355	78.46
6.501% - 7.000%	891	244,325,331	83.54	6.269	355	79.31
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 5.910%

Maximum: 6.990%

Non-Zero Weighted Average: 6.806%

9. Range of Minimum Mortgage Rates (%)

Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
4.501% - 5.000%	18	7,142,022	2.44	4.991	354	78.60
5.001% - 5.500%	98	35,138,357	12.01	5.340	355	78.45
5.501% - 6.000%	336	102,765,971	35.14	5.836	355	78.80
6.001% - 6.500%	357	95,790,053	32.75	6.304	355	79.73
6.501% - 7.000%	130	35,993,929	12.31	6.777	355	79.51
7.001% - 7.500%	51	10,691,879	3.66	7.324	355	79.48
7.501% - 8.000%	28	4,425,828	1.51	7.696	355	79.98
8.001% - 8.500%	3	271,440	0.09	8.361	355	80.00
9.001% - 9.500%	1	255,091	0.09	9.150	354	74.06
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 4.990%

Maximum: 9.150%

Non-Zero Weighted Average: 6.113%

10. Range of Maximum Mortgage Rates (%)

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
11.501% - 12.000%	18	7,142,022	2.44	4.991	354	78.60
12.001% - 12.500%	98	35,138,357	12.01	5.340	355	78.45
12.501% - 13.000%	336	102,765,971	35.14	5.836	355	78.80
13.001% - 13.500%	356	95,386,824	32.61	6.305	355	79.73
13.501% - 14.000%	131	36,397,158	12.44	6.769	355	79.51
14.001% - 14.500%	51	10,691,879	3.66	7.324	355	79.48
14.501% - 15.000%	28	4,425,828	1.51	7.696	355	79.98
15.001% - 15.500%	3	271,440	0.09	8.361	355	80.00
16.001% - 16.500%	1	255,091	0.09	9.150	354	74.06
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 11.990%

Maximum: 16.150%

Non-Zero Weighted Average: 13.113%

11. Initial Cap (%)

Initial Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
3.00%	1,022	292,474,571	100.00	6.113	355	79.18
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 3.000%

Maximum: 3.000%

Non-Zero Weighted Average: 3.000%

12. Periodic Cap (%)

Periodic Cap (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
1.50%	1,022	292,474,571	100.00	6.113	355	79.18
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 1.500%

Maximum: 1.500%

Non-Zero Weighted Average: 1.500%

13. Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
Dec-06	1	184,000	0.06	4.990	351	79.31
Jan-07	4	876,495	0.30	6.400	352	80.00
Feb-07	36	11,290,475	3.86	6.079	353	78.97
Mar-07	163	47,031,137	16.08	6.183	354	78.99
Apr-07	763	216,608,872	74.06	6.112	355	79.37
Feb-08	4	1,000,586	0.34	6.047	353	77.33
Mar-08	8	1,937,823	0.66	5.792	354	73.94
Apr-08	43	13,545,183	4.63	5.958	355	77.97
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Weighted Average: 2007-04-14

14. Geographical Distribution

Geographical Distribution	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
California	450	162,348,561	55.51	6.019	355	79.18
Florida	84	19,278,165	6.59	6.357	355	78.92
Maryland	55	14,027,272	4.80	6.081	355	79.44
Colorado	63	12,576,235	4.30	6.209	355	79.92
New York	28	9,786,701	3.35	5.932	355	76.97
Massachusetts	29	8,742,643	2.99	6.185	355	78.94
Nevada	33	7,723,158	2.64	6.208	354	79.94
Arizona	40	7,124,685	2.44	6.639	355	79.68
Virginia	23	6,698,428	2.29	6.399	355	79.49
New Jersey	22	6,663,411	2.28	5.883	355	77.45
Georgia	35	6,561,549	2.24	6.249	355	79.76
Other	160	30,943,764	10.58	6.277	355	79.60
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Number of States Represented: 32

15. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
Primary	1,022	292,474,571	100.00	6.113	355	79.18
Total:	1,022	292,474,571	100.00	6.113	355	79.18

16. Property Types

Property Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
Single Family Residence	874	251,066,941	85.84	6.113	355	79.16
Condo	103	25,362,863	8.67	6.241	355	79.86
2-4 Family	45	16,044,767	5.49	5.909	355	78.49
Total:	1,022	292,474,571	100.00	6.113	355	79.18

17. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
Purchase	742	208,441,510	71.27	6.192	355	79.90
Refinance - Cashout	279	83,681,060	28.61	5.921	355	77.39
Refinance - Rate Term	1	352,000	0.12	4.990	353	80.00
Total:	1,022	292,474,571	100.00	6.113	355	79.18

18. Documentation Level

Documentation Level	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
Full Documentation	819	216,393,969	73.99	6.003	355	79.52
Stated Documentation	193	72,457,483	24.77	6.449	355	78.67
Easy Documentation	10	3,623,119	1.24	5.969	355	69.15
Total:	1,022	292,474,571	100.00	6.113	355	79.18

19. Original Prepayment Penalty Term (months)

Original Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
0	132	33,038,439	11.30	6.302	355	78.91
12	93	29,183,040	9.98	6.315	355	78.64
24	741	212,522,682	72.66	6.077	355	79.41
36	56	17,730,410	6.06	5.856	355	77.87
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 12

Maximum: 36

Non-Zero Weighted Average: 23

20. Lien Position

Lien Position	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
1st Lien	1,022	292,474,571	100.00	6.113	355	79.18
Total:	1,022	292,474,571	100.00	6.113	355	79.18

21. FICO Score

FICO Score	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV
521 - 540	1	255,091	0.09	9.150	354	74.06
561 - 580	8	1,314,223	0.45	6.745	355	80.00
581 - 600	167	36,852,584	12.60	6.545	355	79.73
601 - 620	137	37,229,519	12.73	6.082	355	78.51
621 - 640	116	31,759,585	10.86	5.951	355	78.54
641 - 660	164	47,287,203	16.17	6.047	355	79.26
661 - 680	164	48,565,021	16.60	6.115	355	78.89
681 - 700	117	38,430,434	13.14	6.032	355	79.48
701 - 720	65	22,704,502	7.76	6.015	355	79.79
721 - 740	35	11,613,071	3.97	6.054	355	79.06
741 - 760	28	10,009,581	3.42	5.958	355	79.93
761 - 780	12	3,511,989	1.20	5.883	355	80.00
781 - 800	8	2,941,768	1.01	6.158	354	80.00
Total:	1,022	292,474,571	100.00	6.113	355	79.18

Minimum: 540

Maximum: 798

Weighted Average: 657

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.